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                                                                   EXHIBIT 10.27

                      AMERICA'S FAVORITE CHICKEN COMPANY

                   FIRST AMENDMENT TO 1992 STOCK OPTION PLAN

     America's Favorite Chicken Company, a Minnesota corporation, hereby amends the 1992 Stock Option Plan adopted by the Company on November 5, 1992 (hereinafter referred to as the "Plan"), as follows:

     1. The Plan is hereby amended by increasing the number of shares subject to the Plan as set forth in the fifth (5th) line of Section 3 from "1,364,000 shares" to "1,397,727 shares."

     2. This amendment is adopted by the Company pursuant to the provisions of Section 2 of the Waiver, Consent and Amendment to Shareholders Agreement executed by the Company and its shareholders, a copy of which amendment is on file in the records of the Company.

     3. Except as herein modified, the Plan shall remain in full force and effect.

     Dated as of this 15th day of July, 1993.



                                       AMERICA'S FAVORITE CHICKEN COMPANY


                                       BY: /s/ Frank J. Belatti
                                           --------------------------------
                                           Frank J. Belatti, President
                                           and Chief Executive Officer